Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: October 31, 2005
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1(CONT)		x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x
I declare under penalty of perjury (28 U.S.C, Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ MARTIN LANZONI	December 9, 2005

Signature of Authorized Individual*	Date

MARTIN LANZONI	Controller/treasurer

Printed Name of Authorized Individual	Title of Authorized Individual
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: October 31, 2005
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursement listed in this disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
CASH BEGINNING OR M0NTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHERS TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (Receipts Less Disbursements)

CASH-END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING US TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

			AOL Latin
		America Online	America	AOL Puerto Rico
		Latin America,	Management,	Management	America Online
		Inc.	LLC	Services, Inc.	Caribbean Basin, Inc.
	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Cash on hand at September 30, 2005		$3,410,985	$876,308	$3,486	$—

Cash Receipts:
Transfer funds to operating account			3,218,116
Interest on letters of credit at 5th Third Bank
Interest on Money Market funds at CitiReserve
Reimbursement from Mexico for AOL, Inc fees			148,516
Collection of A/R
Other misc			2,620	691
Payment from AOL, Inc for Puerto Rico revenues, net of networking costs			1,574,514

Cash Disbursements:		—		—
Payroll			(238,319)
Taxes/benefits			(19,952)
Office/Operations			(44,357)
Office Rent			(12,431)
Marketing — PR			(69,442)
Member services — PR			(63,287)
Bankruptcy costs (including consultants to sell assets)			(26,276)
Insurance			(116,403)
Costs to sell Hollywood.com stock (NOTE — this check was voided in September)

Petty cash expenses
Transfer funds to operating account		(3,218,116)

Cash on Hand at October 31, 2005		192,869	5,229,606	4,177	—

In re America Online Latin America Inc., ET AL	Case No. 05 -11778 (MFW)
Debtor	Reporting Period: October 31, 2005
BANK RECONCILIATIONS SEE ATTACHED REPORT
Continuation Sheet for MOR — 1
A bank reconciliation must be included for 03 ck bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
[ILLEGIBLE]	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE
Adjusted bank Balance must equal balance per books

DEPOSITORS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER	I confirm that all Bank Account Balances have been reconciled to the Books and records of the Company for the month of October 2005.

/s/ Martin Lanzoni
Martin Lanzoni
Controller/treasurer
12/9/05
FROM MOR - 1(CONT) (9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

Bank Accounts for U.S. Entities

					AOL Puerto Rico	America Online
		BALANCE AT	America Online Latin	AOL Latin America	Management	Caribbean Basin,
		OCTOBER 31,	America, Inc.	Management, LLC	Services, Inc.	Inc.
BANK	ACCOUNT NUMBER	2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Citibank	3200490044	(7,441)		(7,441)
Citibank	304-372-11		—
Citibank (DIP)	95 779 319	4,532,004		4,532,004
CD’s	3200490044	705,043		705,043
CitiReserve	453922 / 349		—
Citibank	304-372-38
Third Fifth Bank	20364610	192,869	192,869
Banco Popular	Puerto Rico	4,177			4,177
Wells Fargo	Puerto Rico				—

		$5,426,652	$192,869	$5,229,606	$4,177	$—

Note
 Effective September 16th, 2005 a DIP cash account was established in the name of the debtor.
On October 4th, 2005 available funds were transferred into the new DIP account
The only exception to the above are LCs securing payroll, rent, and retention agreements

In re	America Online Latin America, Inc.	Case No.	05-11778 (MFW)
	ET AL Debtor	Reporting Period:	October 31, 2005
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date

Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

		AOL Latin	AOL Puerto Rico	America Online
	America Online	America	Management	Caribbean
	Latin America, Inc.	Management, LLC	Services, Inc.	Basin, Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
INCOME STATEMENT

Subscription Services	—	—	—	1,026,065
Add-on Subs Services	—	—	—	—
Chargebacks	—	—	—	(64,819)

Subscriber Revenue	—	—	—	961,245

Advertising	—	—	—	—
E-commerce	—	—	—	—
Telco Revenues	—	—	—	—
I/C Management Fee Revenues	—	20,000	71,825	—
Other	—	—	—	—

Other Revenue	—	20,000	71,825	—

GROSS REVENUE	—	20,000	71,825	961,245

Transoceanic Circuits & Trunks	—	—	—	—
Network Costs	—	—	—	214,648
National Network — Fixed cost	—	107,700	—	—
National Network — Variable cost	—	—	—	—
National Network — In-Country Backhaul	—	—	—	—
National Network — Other	—	—	—	—
Hosting Fees	—	74,884	—	49,651
G & A Salary, Salary Taxes, & Benefits	—	19,103	10,528	—
G & A Other Costs	—	716	1,628	—
Depreciation — Telecommunications	—	—	—	—

Telco	—	202,403	12,156	264,299

Direct Labor	—	—	—	44,222
Outsourced Direct Labor	—	—	—	—
Other Direct Labor Costs	—	—	—	—
G & A Salary, Salary Taxes, & Benefits	—	—	—	—
G & A Other Costs	—	4,049	—	990
1-800 Telephone Costs	—	—	—	6,927
Depreciation — Member Services	—	—	—	—

Member Services	—	4,049	—	52,138

Fixed Core/ Contracts	—	—	11,678	—
G & A Salary, Salary Taxes, & Benefits	—	—	4,745	—
G & A Other Costs	—	—	4,623	—
Depreciation — Content	—	—	—	—

Content	—	—	21,045	—

Collection Costs	—	—	—	30,782
Gross Receipts Taxes [ISS, PIS COFINS]	—	—	—	—
Other	—	—	—	—
Depreciation — Other Costs of Revenue	—	—	—	—

Other Costs of Revenues	—	—	—	30,782

Total Cost of Revenues	—	206,452	33,201	347,220

Total Gross Profit	—	(186,452)	38,623	614,026

Client Software	—	—	—	—
Other	—	—	—	—
Depreciation — Product Development	—	—	—	—

Product Development	—	—	—	—

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

	America Online	AOL Latin	AOL Puerto Rico	America Online
	Latin	America	Management	Caribbean
	America, Inc.	Management, LLC	Services, Inc.	Basin, Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
G & A Salary, Salary Taxes, & Benefits	—	210,477	44,160	—
Bad Debt Expense	—	—	—	—
G & A Other Costs	—	364,728	8,792	284
G & A Intercompany Management Costs	—	—	10,000	81,825
Depreciation — G&A	—	5,292	5,029	—

G&A	—	580,496	67,982	82,108

INCOME (LOSS) FROM OPERATIONS BEFORE MARKETING

Direct Mktg Costs [CD, Packaging, Mailing]	—	—	—	96,708
Other Direct Mktg	—	—	—	—
Brand Marketing	—	—	—	2,463
G&A Acquisition — Salaries, Taxes & Benefits	—	—	25,438	—
G&A Acquisition — Other G&A	—	—	2,800	1,665
G&A Brand — Salaries, Taxes & Benefits	—	—	—	—
G&A Brand — Other G&A	—	—	—	—
Depreciation — Acquisition Mktg	—	—	—	—
Depreciation — Brand Mktg	—	—	—	—
Amortization — Banco ITAU	—	—	—	—

Marketing	—	—	28,239	100,836

TOTAL COSTS AND EXPENSES	—	786,948	129,422	530,164

Income / (Loss) from Operations	—	(766,948)	(57,597)	431,082

Income / (Loss) from Operations	(32,778)	(32,778)	(32,778)	(32,778)
Dividends	—	—	—	—
Interest [Received]	—	—	—	—
Gross Rents	—	—	—	—
Gross Royalties	—	—	—	—
Currency Exchange gains/(losses)	—	—	—	—
Other	—	—	—	—

Total Other Income	—	—	—	—

Income / (Loss)	—	(766,948)	(57,597)	431,082

Interest (Paid)	—	—	—	—
Depreciation	—	—	—	—
Initial Development [Amort.]	—	—	—	—
Amortization	—	—	—	—
Amortization of Goodwill / other intangible	—	—	—	—
Other	—	—	—	—

Total Other Expenses	—	—	—	—

Net Income / (Loss) Bef Income Tax	—	(766,948)	(57,597)	431,082

Provision (benefit) for income taxes	—	—	—	—

Net Income / (Loss) before Dividends	—	(766,948)	(57,597)	431,082
Dividends on Series B and C

Net Income / (Loss)	—	(766,948)	(57,597)	431,082

In re	America Online Latin America, Inc.	Case No. 05-11778 (MFW)
	ET AL Debtor	Reporting Period: October 31, 2005
BALANCE SHEET - SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE ATTEND OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS

	BOOK VALUE END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNER EQUITY	$	$

* “Insider” is defined U.S.C. Section 101(31).
FORM MOR-3
(9/99)

11

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

				AOL Puerto Rico	America Online
		America Online	AOL Latin America	Management	Caribbean Basin,
		Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents		192,869	5,229,606	4,177	—
Short-term Investments		—	—	—	—
Other Accounts Receivable		—	3,135	188	—
Accounts Receivable — Subscription		—	—	—	459
Accounts Receivable — Advertising & E-Commerce		—	31,947	—	24,515
Accounts Receivable — PC Financing		—	—	—	—
Accounts Receivable — Related Parties		—	—	—	—
Less Allowance		—	—	—	(6,415)
Receivable from other AOLA affiliate — Spain		—	909,622	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale		3,218,116	—	—	14,167,450
Receivable from other AOLA affiliate — QuotaHolders		—	1,077	—	—
Receivable from other AOLA affiliate — Argentina		—	14,791	—	—
Receivable from other AOLA affiliate — Brazil		—	—	—	—
Receivable from other AOLA affiliate — Mexico		14,092,281	309,640	—	—
Receivable from other AOLA affiliate — Puerto Rico		17,003	1,588,050	64,657	3,667,163
Receivable from other AOLA affiliate — AOLA Inc.		—	116,959	—	2,258,212
Receivable from AOL Inc		—	67,763	—	—
Receivable from ODC		—	—	—	—
Receivable from Itaú		—	—	—	—
Inventories		—	—	—	—
Value Added Taxes Recoverable		—	—	—	—
Other Receivables		(0)	—	—	—
Prepaid Expenses		—	2,954,713	112,090	(326)
Other Current Assets		—	—	500	—

Total Current Assets		17,520,269	11,227,303	181,612	20,111,060

Other Assets:
Buildings and Other Depreciable Assets		—	956,540	559,864	—
Less Accumulated Depreciation		—	(943,694)	(473,742)	—
Land		—	—	—	—
Capitalized product development & localization costs		—	1,112,117	—	—
Less Accumulated Amortization		—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]		—	2,863,900	24,789	—
Less Accumulated Amortization		—	(2,862,427)	—	—
Capitalized IPO — related costs		—	—	—	—
Investments in Subsidiaries		685,127,488	—	—	—
Investments in Available for sale securities		—	—	—	—
Goodwill		—	—	—	—
Other Assets		—	230,131	27,109	20,150

Total Other Assets		685,127,488	244,451	138,021	20,150

TOTAL ASSETS		702,647,757	11,471,753	319,633	20,131,210

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

				AOL Puerto Rico	America Online
		America Online	AOL Latin America	Management	Caribbean Basin,
		Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
	CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable		—	424,975	78,879	415,010
Trade Accounts Payable — Related Parties		—	—	—	—
Payable to other AOLA affiliate — Spain		8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale		116,959	—	934,022	—
Payable to other AOLA affiliate — QuotaHolders		—	956,045	—	—
Payable to other AOLA affiliate — Argentina		11,500	—	—	—
Payable to other AOLA affiliate — Brazil		—	197,889	—	—
Payable to other AOLA affiliate — Mexico		—	—	—	—
Payable to other AOLA affiliate — Puerto Rico		2,071,212	14,311,877	4,967,459	—
Payable to other AOLA affiliate — AOLA Inc.		—	3,218,116	—	—
Payable to AOL Inc		4,050,411	3,363,079	—	(475,232)
Payable to ODC		—	—	—	—
Payable to Itaú		—	—	—	—
Notes and Bonds payable in less than 1 year		—	—	—	—
Deferred Revenue Short-term		—	5,000	—	9,473
Accrued Personnel Costs		—	1,123,887	199,517	—
Deferred Network Services Credit		—	—	—	—
Lease Liability		—	178,840	13,687	—
Income Taxes Payable		—	(56)	—	—
Value Added Taxes Payable		—	—	—	—
Other taxes payable		—	—	13,262	—
Other accrued expenses and liabilities		—	197,984	5,000	175,811

Total Current Liabilities		6,259,080	23,977,637	6,211,825	125,061

Long-Term Liabilities:
Loans Payable Intra — AOLA		—	—	—	—
Loans Payable to AOL Inc.		160,000,000	—	—	—
Loans Payable to ODC		—	—	—	—
Loans Payable to Itaú		—	—	—	—
Deferred Revenue Long-term		—	—	—	—
Deferred Network Services Credit		—	—	—	—
Other Liabilities		—	—	18,964	—

Total Noncurrent Liabilities		160,000,000	—	18,964	—

Total Liabilities		166,259,080	23,977,637	6,230,789	125,061

Stockholders’ Equity:
Preferred Stock		2,294,390	—	—	—
Common Stock		1,352,418	—	1	1
Additional Paid In Capital		684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities		—	—	—	—
Accumulated Comprehensive Income —		—	—	—	—
Retained Earnings (Accumulated Deficit)		(134,765,067)	(9,231,432)	(11,035,949)	9,899,082
Unrealized Translation G/(L)		(83,220)	26,973	(1,659)	—
Adjustments to shareholders’ equity		(13,602)	—	—	—
Less Dividends Declared		—	—	—	—
Current Year Income (loss)		(16,401,809)	(3,301,425)	(1,415,038)	4,629,109

Total Stockholders’ Equity		536,388,677	(12,505,883)	(5,910,789)	20,006,148

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		702,647,757	11,471,753	319,999	20,131,209

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: October 31, 2005
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report , the amount should be zero.
Attach photocopies of IRS form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns field during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All Payroll Taxes And Other Business Taxes Are Current Through October 31, 2005.

/s/ Martin Lanzoni
Martin Lanzoni Controller/treasurer 12/09/05	FORM MOR-4
(9/99)

* “Insider” is defined in 11 U.S.C Section 101(31).

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: October 31, 2005
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
- SEE ATTACHED SCHEDULES-

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5
(9/99)

R03B4201B	America Online Latin America	12/09/05 17:15:59
AOLA0004	A/R Details with Aging	Page — 1

Company: 00015 AOL Puerto Rico Inc.		Aging Date 10/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
	Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC						Phone Number: (787) 250-0006		Credit Limit		Insured Credit Limit
RI	379	00015	001	02/15/05	03/17/05	1,600.00	1,600.00						1,600.00

	Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC				USD	1,600.00	1,600.00						1,600.00

	Customer: 16731 CHRYSLER						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	133	00015	001	10/09/03	11/08/03	8,400.00	1,680.00						1,680.00
RC	14299				05/24/04	6,720.00-
RI	154	00015	001	11/25/03	12/25/03	4,000.00	175.00						175.00
RC	14820				03/15/04	3,825.00-
RI	420	00015	001	06/15/05	06/16/05	3,360.00-	3,360.00-	3,360.00-
RI	421	00015	001	06/15/05	07/15/05	3,360.00	3,360.00				3,360.00
RI	125	00015	001	08/18/03	09/17/03	8,400.00	1,680.00						1,680.00
RC	14063				11/14/03	6,720.00-

	Customer: 16731 CHRYSLER				USD	3,535.00	3,535.00	3,360.00-			3,360.00		3,535.00

	Customer: 15805 DLC DIGITAL						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	257	00015	001	10/27/04	10/27/04	1,920.00-	1,920.00-	1,920.00-
RI	258	00015	001	10/27/04	11/26/04	2,400.00	2,400.00						2,400.00
RI	259	00015	001	10/27/04	11/26/04	2,400.00	2,400.00						2,400.00

	Customer: 15805 DLC DIGITAL				USD	2,880.00	2,880.00	1,920.00-					4,800.00

	Customer: 13315 PLAZA LAS AMERICAS						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	400	00015	001	04/12/05	05/12/05	7,000.00	7,000.00						7,000.00
RI	415	00015	001	05/15/05	06/14/05	7,000.00	7,000.00				7,000.00

	Customer: 13315 PLAZA LAS AMERICAS				USD	14,000.00	14,000.00				7,000.00		7,000.00

	Customer: 16367 SPEEDLINKS CORP						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	378	00015	001	02/15/05	03/17/05	500.00	500.00						500.00

	Customer: 16367 SPEEDLINKS CORP				USD	500.00	500.00						500.00

	Customer: 18467 UNIVERSITY OF PHOENIX						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	359	00015	001	01/31/05	11/18/05	1,866.40	37.33	37.33

R03B4201B	America Online Latin America	12/09/05 17:15:59
AOLA0004	A/R Details with Aging	Page — 2

Company: 00015 AOL Puerto Rico Inc.		Aging Date 10/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RC	25408				05/19/05	1,829.07-
RI	390	00015	001	03/11/05	11/18/05	1,866.40	37.33	37.33
RC	25815				07/11/05	1,829.07-
RI	416	00015	001	05/15/05	11/18/05	1,866.40	1,866.40	1,866.40
RI	429	00015	001	07/29/05	11/18/05	1,867.20	1,867.20	1,867.20

	Customer: 18467 UNIVERSITY OF PHOENIX				USD	3,808.26	3,808.26	3,808.26

	Company: 00015 AOL Puerto Rico Inc.				USD	26,323.26	26,323.26	1,471.74-			3,360.00	7,000.00	17,435.00

	Grand Total				USD	26,323.26	26,323.26	1,471.74-			3,360.00	7,000.00	17,435.00

R03B4201B	America Online Latin America	12/09/05 17:15:39
AOLA0004	A/R Details with Aging	Page — 1

Company: 00501 AOL Latin America Management		Aging Date 10/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
	Customer: 15294 AMERICA ONLINE						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	701	00501	001	12/21/04	12/21/04	2,500.00	2,500.00						2,500.00

	Customer: 15294 AMERICA ONLINE				USD	2,500.00	2,500.00						2,500.00

	Customer: 14408 AMERICA ONLINE, INC.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	348	00501	001	12/09/03	12/09/03	13,592.26-	13,592.26-	13,592.26-

	Customer: 14408 AMERICA ONLINE, INC.				USD	13,592.26-	13,592.26-	13,592.26-

	Customer: 17541 AOL ARGENTINA SRL						Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	74	00501	001	07/14/05	07/14/05	21,571.00-	21,571.00-	21,571.00-
RM	75	00501	001	07/14/05	07/14/05	12,505.00-	12,505.00-	12,505.00-
RI	807	00501	001	05/18/05	06/17/05	6,806.00	6,806.00					6,806.00
RI	808	00501	001	05/18/05	06/17/05	64.90	64.90					64.90
RI	809	00501	001	05/18/05	06/17/05	12,505.00	12,505.00					12,505.00
RI	844	00501	001	06/21/05	07/21/05	105.35	105.35				105.35
RI	845	00501	001	06/21/05	07/21/05	6,237.00	6,237.00				6,237.00
RI	862	00501	001	07/28/05	08/27/05	33.33	33.33			33.33

	Customer: 17541 AOL ARGENTINA SRL				USD	8,324.42-	8,324.42-	34,076.00-		33.33	6,342.35	19,375.90

	Customer: 16796 AOL INC.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	852	00501	001	07/11/05	07/11/05	33,333.33	33,333.33				33,333.33
RI	859	00501	001	07/29/05	07/29/05	5,416.66	5,416.66				5,416.66
RI	876	00501	001	08/30/05	08/30/05	33,333.33	33,333.33			33,333.33

	Customer: 16796 AOL INC.				USD	72,083.32	72,083.32			33,333.33	38,749.99

	Customer: 17674 AOL INC.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	747	00501	001	02/15/05	03/17/05	120.00	120.00						120.00
RI	769	00501	001	03/31/05	04/30/05	600.00	600.00						600.00
RI	770	00501	001	03/31/05	04/30/05	400.00	400.00						400.00
RI	771	00501	001	03/31/05	04/30/05	400.00	400.00						400.00
RI	771	00501	002	03/31/05	04/30/05	80.00	80.00						80.00

R03B4201B	America Online Latin America	12/09/05 17:15:39
AOLA0004	A/R Details with Aging	Page — 2

Aging Date 10/31/05
Company: 00501 AOL Latin America Management

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RI	771	00501	003	03/31/05	04/30/05	1,000.00	1,000.00						1,000.00
RI	772	00501	001	03/31/05	04/30/05	950.00	950.00						950.00
RI	773	00501	001	03/31/05	04/30/05	950.00	950.00						950.00

	Customer: 17674 AOL INC.				USD	4,500.00	4,500.00						4,500.00

	Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	69	00501	001	05/20/05	05/20/05	1,615.47-	1,615.47-	1,615.47-
RI	357	00501	001	01/31/04	03/01/04	1,615.47	1,615.47						1,615.47

	Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.				USD			1,615.47-					1,615.47

	Customer: 20566 AOL S de R L de CV						Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	73	00501	001	06/21/05	06/30/05	11,220.00-	11,220.00-	11,220.00-
RI	775	00501	001	03/30/05	04/29/05	66,747.00	62,306.91						62,306.91
RC	050205				05/31/05	4,440.09-
RI	792	00501	001	04/21/05	05/21/05	724.15	724.15						724.15
RI	797	00501	001	05/20/05	06/19/05	1,615.47	1,615.47					1,615.47
RI	804	00501	001	05/18/05	06/17/05	67,614.00	67,614.00					67,614.00
RI	863	00501	001	07/28/05	08/27/05	503.01	503.01			503.01
RI	865	00501	001	07/28/05	08/27/05	7,460.00	7,460.00			7,460.00
RI	866	00501	001	07/28/05	08/27/05	64,305.00	64,305.00			64,305.00

	Customer: 20566 AOL S de R L de CV				USD	193,308.54	193,308.54	11,220.00-		72,268.01		69,229.47	63,031.06

	Customer: 14417 AOL TIME WARNER						Phone Number: ( )		Credit Limit		Insured Credit Limit
RR	3	00501	001	04/30/03	05/30/03	1,000.00	1,000.00						1,000.00
RI	398	00501	001	03/31/04	04/30/04	270.09	270.09						270.09

	Customer: 14417 AOL TIME WARNER				USD	1,270.09	1,270.09						1,270.09

	Customer: 16522 FINSER CORPORATION						Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	70	00501	001	06/22/05	06/22/05	16,794.00-	16,794.00-	16,794.00-
RM	71	00501	001	06/22/05	06/22/05	1,800.00-	1,800.00-	1,800.00-
RI	822	00501	001	06/22/05	07/22/05	16,794.00	16,794.00				16,794.00

R03B4201B AOLA0004	America Online Latin America A/R Details with Aging	12/09/05 17:15:39 Page - 3 Aging Date 10/31/05

Company: 00501 AOL Latin America Management

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
RI	823	00501	001	06/22/05	07/22/05	1,800.00	1,800.00				1,800.00

	Customer: 16522 FINSER CORPORATION USD							18,594.00-			18,594.00

	Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	793	00501	001	05/15/05	06/14/05	5,000.00	5,000.00					5,000.00
RI	811	00501	001	06/15/05	07/15/05	5,000.00	5,000.00				5,000.00
RI	857	00501	001	07/29/05	08/28/05	5,000.00	5,000.00			5,000.00

	Customer: 14532		FORTUNE	USD		15,000.00	15,000.00			5,000.00	5,000.00	5,000.00
			INTERNATIONAL
			BRICKELL, LLC

	Customer: 18696 GOOGLE TECHNOLOGY INC						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	780	00501	001	04/21/05	04/21/05		25,000.00-	25,000.00-
RC	090105				09/12/05	25,000.00-
RI	868	00501	001	09/29/05	09/29/05	25,000.00	25,000.00		25,000.00

	Customer: 18696 GOOGLE TECHNOLOGY INC USD							25,000.00-	25,000.00

	Customer: 14233 MEDIA 8, INC.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	800	00501	001	05/26/05	06/25/05	1,580.43	1,580.43					1,580.43

	Customer: 14233 MEDIA 8, INC. USD					1,580.43	1,580.43					1,580.43

	Customer: 17178 NEW.NET, INC.						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	713	00501	001	01/01/05	01/31/05	2,222.22	2,222.22						2,222.22
RI	730	00501	001	02/15/04	03/16/04	2,222.22	2,222.22						2,222.22
RI	745	00501	001	02/15/05	03/17/05	2,222.22	2,222.22						2,222.22
RI	762	00501	001	03/11/05	04/10/05	2,222.22	2,222.22						2,222.22
RI	778	00501	001	04/12/05	05/12/05	2,222.22	2,222.22						2,222.22
RI	794	00501	001	05/15/05	06/14/05	2,222.22	2,222.22					2,222.22
RI	812	00501	001	06/15/05	07/15/05	2,222.22	2,222.22				2,222.22
RI	851	00501	001	07/11/05	08/10/05	2,222.22	2,222.22			2,222.22
RI	877	00501	001	08/30/05	09/29/05	2,222.22	2,222.22		2,222.22

	Customer: 17178 NEW.NET, INC. USD					19,999.98	19,999.98		2,222.22	2,222.22	2,222.22	2,222.22	11,111.10

R03B4201B	America Online Latin America	12/09/05 17:15:39
AOLA0004	A/R Details with Aging	Page — 4

Company: 00501 AOL Latin America Management		Aging Date 10/31/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
	Customer: 20970 Osvaldo Banos						Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	798	00501	001	05/25/05	06/24/05	25.00	25.00					25.00

	Customer: 20970 Osvaldo Banos				USD	25.00	25.00					25.00

	Company: 00501 AOL Latin America Management				USD	288,350.68	288,350.68	104,097.73-	27,222.22	112,856.89	70,908.56	97,433.02	84,027.72

	Grand Total				USD	288,350.68	288,350.68	104,097.73-	27,222.22	112,856.89	70,908.56	97,433.02	84,027.72

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, October 31, 2005

		AOL Latin
	America Online	America	AOL Puerto Rico	America Online
	Latin America,	Management,	Management	Caribbean Basin,
	Inc.	LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Accounts receivable — beginning	$—	$31,946	$—	$24,515

New invoicings

Debit memos

Collections

Credit memos

Accounts receivable — ending	$—	$31,946	$—	$24,515